UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 1999


                             TRIARC COMPANIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       1-2207                38-0471180
           --------                       ------                ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                    Identification Number)


280 Park Avenue
New York, NY                                                      10017
---------------                                                   -----
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000


          -------------------------------------------------------------
          (Former name of former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)    Exhibits.

                10.1 - Triarc Restaurant Group Senior Executive Mid-term
                       Incentive Plan (Portions of this exhibit have been omitted pursuant to a request for confidential treatment)


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TRIARC COMPANIES, INC.


Date: April 30, 1999                            By: /s/ BRIAN L. SCHORR
                                                    -------------------
                                                    Brian L. Schorr
                                                    Executive Vice President and
                                                    General Counsel


                                  Exhibit Index


EXHIBIT                        DESCRIPTION                           PAGE NUMBER
NO.
--------------------------------------------------------------------------------
10.1 --  Triarc Restaurant Group Senior Executive Mid-term Incentive
         Plan (Portions of this exhibit have been omitted pursuant to a request for confidential treatment)

                                        2